Net Gains (Losses) from Derecognition of Financial Assets Measured at Amortized Cost	12 Months Ended
Dec. 31, 2025
Gain and Losses on derecognition of Financial Assets at Amortized Cost [Abstract]
Net gains (losses) from derecognition of financial assets measured at amortized cost	07 — Net gains (losses) from derecognition of financial assets measured at amortized cost
For the twelve months ended December 31, 2025, the Group sold financial assets measured at amortized cost of
€ 759 million (December 31, 2024: € 656 million and December 31, 2023: € 559 million). The sales related primarily to a
Hold to Collect portfolio in Investment Bank and Corporate Bank.
The table below presents the gains and (losses) arising from derecognition of these securities.

in € m.	2025	2024	2023
Gains	21	10	5
Losses	(12)	(21)	(101)
Net gains (losses) from derecognition of financial assets measured at amortized cost	9	(11)	(96)